ONCOTELIC
MATEON THERAPEUTICS

Rare and Orphan Drugs (OTCQB:OTLC)

MedInvest
March 2022

WWW.ONCOTELIC.COM

Forward-looking Statements

- This document contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “will,” “may,” “would,” “approximate,” “expect,” “intend,” and similar expressions and their variants, as they relate to the Company, Oncotelic or the management of either company, before or after the Merger, may identify forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation, uncertainties as to the timing of financing and the outcome of the clinical program and the outcome of FDA interactions. This review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s Annual Report on Form 10-K filed with the SEC on April 10, 2019. Forward looking statements are based on information available and assumptions as of the date of this report. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Management Team (OTCQB:OTLC)

- Vuong Trieu, PhD (CEO). Dr. Trieu, an expert in pharmaceutical development, currently serves as CEO/Chairman of Oncotelic Inc.. Previously he was President and CEO of Igdrasol- developer of 2nd generation Abraxane which was acquired by NantPharma for 1.3B.
- Amit Shah (CFO). Mr. Shah has served as a senior financial officer for a number of life science companies, including Chief Financial Officer at Marina Biotech, Inc., a publicly traded biotechnology company
- Saran Saund (CBO). Mr. Saund is has been founder, CEO and GM at startups and public companies. His track record includes senior leadership roles at companies that were acquired by leaders such as Marvell (MRVL) and Qualcomm (QCOM). His startup Cybercash (CYCH) had a successful IPO on NASDAQ.
- Anthony E. Maida III, MBA PhD (CCO). Dr. Maida, an expert in immuno-oncology. Dr. Maida has negotiated licensing agreements with a number of centers of excellence and premier pharmaceutical firms. Over the past 18 years Dr. Maida has served in a number of executive roles, including, Chairman, CEO, COO, CSO, CFO and business development. Dr. Maida sat as a board member and Audit Chair of Vitality BioPharma, Inc. (NASDAQ:VBIO), Inc., Innovate Pharma (NASDAQ:INNT), OncosSec Medical, Spectrum Pharmaceuticals, Inc. (NASDAQ:SPPI) for 14 years, Sirion Therapeutics, Inc., and GlycoMetrix, Inc.

ODD AND RPD PROGRAMS

MARKET EXCLUSIVITY AND RPD VOUCHER

ODD and RPD Programs

- **Orphan Drug Designation- rare disease or condition affecting less than 200,000 persons in the US"**
  - FDA
    - **7-year marketing exclusivity (small molecule) or 12 yr marketing exclusivity (biologic)** of approved orphan products
    - **Waiver of Prescription Drug User Fee Act (PDUFA) fees** for orphan drugs (~$3M for FY2022)
    - **25% federal tax credit** for expenses incurred in conducting clinical research in US
  - EMA
    - Access to **centralized marketing authorization**: one application applied to all EU Member States
    - **10-year marketing exclusivity**
    - **Fee reductions**: protocol assistance, marketing authorization application, inspections before authorization, applications for changes to marketing authorizations made after approval, and reduced annual fees
- **Rare Pediatric Designation (FDA)- Orphan disease only affecting children**
  - Eligibility to receive a **Priority Review Voucher (PRV)**
    - Can be redeemed to expedite the review of subsequent NDA or BLA for another product or sold to another sponsor for use in the same manner. These Vouchers have been selling in the range of 100-200M.

ONCOTELIC THERAPEUTICS

ODDs/RPDs Pipeline

- **ODDs Granted:**
- **OT-101**
  - Treatment of malignant glioma (FDA/EMA)
  - Treatment of pancreatic cancer (FDA/EMA)
  - Treatment of Stage IIB through Stage IV malignant melanoma (FDA)
- **OXi4503**
  - Treatment of acute myeloid leukemia (FDA/EMA)
- **CA4P**
  - Treatment of anaplastic thyroid cancer, medullary thyroid cancer, and stage IV papillary or follicular thyroid cancer (FDA)
  - Treatment of ovarian cancer (FDA)
- **RPDs Granted:**
- **OT-101**
  - Treatment of pediatric diffuse intrinsic pontine glioma (DIPG).
- **Oxi4503**
  - Treatment of acute myeloid leukemia (AML) due to genetic mutations that disproportionately affect pediatric patients
- **CA4P**
  - Treatment of stage IIB–IV melanoma due to genetic mutations that disproportionately affect pediatric patients

ONCOTELIC THERAPEUTICS

OT-101: Drug Product- TGF-β2 Antisense.

- Trabedersen (OT-101) is a single-stranded phosphorothioate antisense oligodeoxynucleotide (18-mer) targeting the human TGF-β2 messenger RNA
- Ready for registration trials--Over 200 patients treated across 7 clinical trials (6 in oncology and 1 in COVID)
- Potential for breakthrough designation for early approval
- Strong Patent protection until 2037
- Orphan designation granted for three tumor indications in US & EU
- Manufacturing process optimized and scaled up sufficient drug to treat over >5,000 GBM patients



TGF-β2 protein coding sequence
0
1,000
2,000
3,000
4,000
5,000
5,882
Human TGF-β2 messenger RNA
1,369
2,613
1678
1695
Nucleotide sequence of trabedersen
5'-CGGCATGTCTATTTTGTA-3'

ONCOTELIC THERAPEUTICS

Glioblastoma Clinical Efficacy (G004- Phase II)

- Objective responses were observed among the 87 evaluable patients treated with OT-101:
- Best Objective Responses were: 5 CR (5.9%), 14 PR (16.5%), 28 SD (31.8%), and 40 PD (45.9%)
- Confirmed Best Objective Responses were: 4 CR (4.7%), 12 PR (12.9%), 31 SD (36.5%), and 40 PD (45.9%)
- Best Objective Responses were confirmed with deeper tumor reduction.
- Best Objective Responses were confirmed with improved OS: CR: >66mos, PR: 36.9 mos, SD: 14.7 mos, and PD: 5.5mos.



▲ Tumor Volume
200
180
160
140
120
100
80
60
40
20
0
-20
-40
-60
-80
-100
0
500
1000
1500
2000
2500
Days from Baseline
OT-101 CR
OT-101 PR
OT-101 SD
OT-101 PD



Percent survival
110
100
90
80
70
60
50
40
30
20
10
0
0
10
20
30
40
50
60
OS (months)
OT CR (N=5)
OT PR (N=14)
OT SD (N=28)
OT PD (N=40)

ONCOTELIC THERAPEUTICS

Pancreatic Cancer Clinical Efficacy (P001-Phase I/II)

- **Patient 1006: CR as far out as 77 mos**
  - Surgery: Whipple's procedure
  - 1st line: 5-FU/LV, Dose 425 mg/m2
  - 2nd line: 5-FU/LV, Dose 2600 mg/m2/24hr
  - 3rd line: Gemcitabine, Dose 1000 mg/m2/week
  - OT-101- Liver mets/ Complete Response (Black Line)
- **Patient 1022: OS of 40 months**
  - Surgery: Whipple's procedure
  - 1st line: Radiation therapy (50 Gy)
  - 2nd line: 5FU
  - OT-101- Liver Mets/ Stable Disease (Blue Line)


Liver Mets
Liver+Other Mets
100
50
0
Percent survival
P=0.0077
0
10
20
30
40
50
60
70
80
OS (Months)
1022
1006


2.5
2.0
1.5
1.0
0.5
0.0
Tumor Reduction
1
2
4
8
Visit
1004 / 11.1mos
1006 / 76.2 mos
1017 / 9.2 mos
1019 / 15.6 mos
1022 / 39.7 mos
1023 / 13.4 mos
1026 / 9.3 mos
1028 / 16.1 mos
1029 / 9.8 mos
1035 / 18.2 mos
1047 / 18.9 mos
+20%
-30%

ONCOTELIC THERAPEUTICS

Increased TGFB2 in pediatric DIPG patients

- OT-101 is known to have activity against recalcitrant glioblastoma. Coupled with known upregulation of TGF-beta among DIPG, OT-101 is a strong therapeutic candidate for DIPG


-3
-2
-1
0
1
2
Log2 RMA Meancentered to Normal
YAP1_224895_at
YAP1_224894_at
SMAD4_1565703_at
SMAD4_202527_s_at
TGFB2_220407_s_at
TGFB2_209909_s_at
TGFB2_228121_at
NEDD4L_241396_at
TGFB3_209747_at
TGFB1_203085_s_at
ACVRL1_226950_at
SMAD2_203075_at
NEDD4L_237498_at
NEDD4L_212445_s_at
NEDD4L_226974_at
NEDD4L_212448_at

Probeset	Gene	Fold Difference(vs. Normal)	Linear Contrast P-value
228121_at	TGFB2	2.48	0.0003
1565703_at	SMAD4	2.14	0.0026
224895_at	YAP1	2.03	0.0052
220407_s_at	TGFB2	2.00	0.0060
224894_at	YAP1	1.99	0.0065
209909_s_at	TGFB2	1.81	0.0185
202527_s_at	SMAD4	1.73	0.0300

ONCOTELIC THERAPEUTICS

505(B)2 REGULATORY PATHWAY

FAST TO MARKET/ ORPHAN DISEASE

ONCOTELIC
THERAPEUTICS

Example of 505(b)2 Product- Abraxane

- *"The 505(b)(2) represents an appealing regulatory strategy for some companies, and the only viable strategy for others. This creates an abundance of newfound time and money. By utilizing previously completed research as part of an FDA submission, companies can reduce their cost on a new drug application (NDA) via the 505(b)(2) pathway from potentially several billions of dollars to just tens of millions. But beyond time and money, this can mean the difference between new, groundbreaking drugs entering the market in the near future versus years down the line. The consequences are enormous both for the pharmaceutical companies and patients".* https://www.prnewswire.com/il/news-releases/frost--sullivan-major-drug-companies-are-securing-an-edge-by-leveraging-the-505b2-pathway-300951503.html
- Abraxane (Paclitaxel) for the treatment of breast cancer by Celgene that changed the formulation to nanoparticles and led to minimizing adverse effects and enhanced efficacy. The approximate peak annual sales were $682M for breast cancer. Abraxane since its approval in 2005 has maintained its dominance in solid tumor space with successive approval for breast, lung, and pancreatic cancers.
- Abraxane contributed FY20 sales of $1.25bn to Bristol Myers Squibb's financial. https://seekingalpha.com/article/4416507-bristol-myers-squibbs-floundering-days-behind-full-steam-ahead
- Abraxane was acquired by Celgene for 2.9B (https://www.reuters.com/article/us-abraxis-takeover-celgene/celgene-to-buy-abraxis-bioscience-for-2-9-billion-idUSTRE65T1Z120100630)
- Cynviloq- the next generation Abraxane- was acquired by NantPharma for 1.3B (https://www.genengnews.com/news/sorrento-sells-cynviloq-for-1-3b/)
- Vuong Trieu, CEO of Oncotelic was CEO of Igdrasol and led the development of Cynviloq which was acquired by Sorrento and Dr. Trieu became CSO/BOD of Sorrento. Dr. Trieu is also one of the inventors of Abraxane.

AL-101 (Intranasal Apomorphine)

- Unique nasal technology made up of anionic, cationic, & zwitter-ionic compounds capable of stabilizing difficult drug substances and providing rapid systemic absorption at a fraction of the oral dose.
- Nasal delivery avoid first pass metabolism in the liver.
- It delivered 10x more drug into CNS versus sublingual and subcutaneous. This preference for the central nervous organ reduces the off target toxicity of apomorphine ie. hypotension
- Increase efficacy and decrease toxicity



Brain - Target organ
Intranasal
BBB
Buccal Sublingual
Liver
Oral
Intramuscular
Systemic blood circulation
Rectal
Intravenous



NASAL DRUG ADMINISTRATION FOR CNS TARGETING
Intranasal drug delivery to the CNS
1. Olfactory pathway (Bulbus olfactorius)
2. Respiratory pathway (Brainstem, pons)
1
2
Olfactory nerve
Trigeminal nerve + circulation
Bulbus olfactorius
Systemic distribution
BBB
Pons

ONCO THERAPEUTICS

Overall IN Apomorphine Safety Profile

- Nasal apomorphine has a low Adverse Event profile
- Over 200 patients (2,200 doses) have participated in clinical trials for intranasal apomorphine (including geriatric patients up to 78 years old)
- Very low incidence of nausea
- To date *no* incidences of vomiting, syncope or hypotension in patients

Adverse Event	Apomorphine IN	Viagra	Cialis	Apomorphine SL
Headache	0.8%	16%	13.9%	6.5%
Nausea	0.8%	< 2%	?	22.2%
Dizziness	3.3%	2%	6.2%	14.5%
Flushing	0%	10%	4.2%	6.5%
Dyspepsia	0%	7%	7.7%	?
Vomiting	0%	< 2%; Not 0%	?	4.3%
Hypotension*	0%	< 2%; Not 0%	?	6%
Syncope	0%	0.14%	?	2%

ONCOTELIC THERAPEUTICS

Pharmacokinetic Comparison

- <u>AL-101 (IN) is faster</u>: sublingual (SL) tablet dissolution itself is limiting
- <u>AL-101 (IN) is more efficient</u>: IN higher C_{max} is related to rapid uptake and good absorption; IN lower AUC is related to total absorption
- <u>AL-101 (IN) is less variable</u>: "Safety may be difficult to predict (for SL formulation) based on dose due to variability in C_{max}"
- The intranasal formulation provides CSF levels that are 10X higher than subcutaneous formulation
- SL Apomorphine (Uprima) apomorphine is rapidly absorbed from the sublingual cavity and can be detected in plasma within 10 minutes after placing the tablet under the tongue. Peak plasma concentrations are attained in about 40 – 60 minutes. Increasing dosage strengths of Uprima sublingual tablets provide dose-proportional increases in Cmax and AUC. The bioavailability of apomorphine from sublingual tablets, relative to subcutaneous administration, is approximately 17 – 18 %.


Apomorphine Concentration (ng/mL)
2
1.5
1
0.5
0
0
1
2
3
4
5
Hours
4 mg SL
1 mg IN


CSF to Plasma Ratio (%)
35
30
25
20
15
10
5
0
3.1
4.3
34.9
1
2
3
SC vs. SC vs. IN

ONCOTELIC THERAPEUTICS

Conclusions

- A clear 505(b)2 regulatory pathway to approval.
- SL Apomorphine is safe and effective in Parkinson
  - Global approval- 505(b)2 pathway ie. Sunnovion
- Nasal Apomorphine is safe and effective in ED
  - EU- Uprima. Superior to Viagra when combined
- Nasal Apomorphine shown in phase 2 trial to be effective in FSD
  - NCE- no 505(b)2 pathway. Limited competition. High market potential
- Nasal Apomorphine is effectiveness at 1/4th the SL dose, without side effects
- Nasal provides CSF levels that are 10X higher than subcutaneous formulation
- No Hypotension observed among over 200 patients treated

FINANCING STRATEGY

JV / SPINOFF

Drug Development takes >10 yrs and > 2Billion

- The development of a new drug is a very lengthy and complex process that can cost billions of dollars. It is one of those processes where the probability of failure is greater than the probability of success. It usually takes over $2.6 billion and nearly a decade of research to develop a new drug and bring it to the market to address a specific disease after a molecule has been tested on animals. There is also a 92% failure rate after a molecule has been tested in animals.



Traditional drug R&D takes >10 years and >$2B*
From the discovery to the launch of a new drug
Disease Hypothesis and Target Discovery**
Usually takes from months to decades, performed in academic institutions using government funds
Target-to-hit
Hit-to-lead
Lead optimization
Preclinical
Phase I
Phase II
Phase III
Submission to launch
Sales and marketing
Real world evidence
$1.8B Development cost in 2010
(after target discovery)
Discovery
Development
Sales and marketing

	Disease Hypothesis and Target Discovery	Target-to-hit	Hit-to-lead	Lead optimization	Preclinical	Phase I	Phase II	Phase III	Submission to launch
ρ (TS)	1-5 %	80%	75%	85%	69%	54%	34%	70%	91%
Cycle time (years)	1-10	1.0	1.5	2.0	1.0	1.5	2.5	2.5	1.5
Cost per launch (capitalized), $ Millions, 2010 data	$0-1000	$94	$166	$414	$150	$273	$319	$314	$48

* Modified by Alex Zhavoronkov, PhD, Insilico Medicine from Paul et al, How to improve R&D productivity: the pharmaceutical industry's grand challenge. Nature Reviews Drug Discovery , 2010
** Based on interviews with the pharmaceutical industry executives

https://www.forbes.com/sites/alexzhavoronkov/2021/06/02/how-two-undergraduate-scientists-uncovered-one-of-the-pharmaceutical-industries-biggest-secrets/?sh=3a4c8d196c8c

ONCOTELIC THERAPEUTICS

Mateon (aka Oxigene) history

- Mateon (aka Oxigene) since 2004-2019 has spent $279Million on its pipeline (Oxi4503 and CA4P)
- Oncotelic (previously Antisense Pharma) has spend close to $80Million on OT-101.
- To complete the development of the pipeline we are looking at another $100M per indication per drug candidate.
- To raise $50-100M to complete the development of a single indication for a single drug within our pipeline we are looking at a large raise that with substantial discount to the market
  - **To raise $50M – assuming 50% discount to market- the post monies % ownership of current OTLC shareholders would be 25%. Shareholders effectively diluted 75% with a 50% haircut.**

ONCOTELIC THERAPEUTICS

GMP/ Oncotelic JV as win/win option

- A JV is between GMP and Oncotelic
- GMP will fully funded the JV
- Oncotelic will input asset and development capabilities
- The JV will be IPO either in HK or another platform
- The valuation could potentially be in the range of $1-2Billion basing on other comparable ie. Genor Biopharma (HKEX: 6998), Pliant Therapeutics (Nasdaq:PLRX) and ScholarRock (Nasdaq:SRRK)
- **With the proposed 35% ownership of the JV by Oncotelic- this could potentially translate into $350-700M in asset. Or 7-14 X the current market cap.**
- **Nondilutive**
- **Offload development and marketing liability to JV while still enjoying the upside as the JV grows in value.**

Conclusions

	Traditional Financing	GMP/Oncotelic JV
Amount Raise	$50M	> 2 yrs/ >100M
% Dilution	75%	0%
% Haircut	50%	0%
Potential Upside	0	7-14X
Net Outcome/ Shareprice	-50%	+700-1400%

- The proposed terms are being finalized

ONCOTELIC THERAPEUTICS

Vuong Trieu PhD

- CEO/ Chairman
- vtrieu@oncotelic.com
- www.oncotelic.com

THANK YOU